SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8K

       Current Report Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported): January 30,
                              2003


                        JOHNSON & JOHNSON

     (Exact name of registrant as specified in its charter)


    New Jersey                1-3215              22-1024240

(State or other             Commission        (I.R.S. Employer
jurisdiction                File Number)      Identification No.)
of incorporation)



 One Johnson & Johnson Plaza, New Brunswick, New Jersey   08933

           (Address of principal executive offices)    (zip code)


Registrant's telephone number including area code: (732) 524-0400
Item 5.   Other Events.

On January 24, 2003, Johnson & Johnson ("J&J") issued a press release statement on the Amgen arbitration fees and expenses.
Exhibit 99.15 of this Form 8K reflects this press release amended to include the accrual of the Amgen arbitration and fees recorded as part of 2002 financial results. The unaudited consolidated statements of earnings of J&J for the fourth quarter and year ended December 29, 2002 reflecting the results of the Amgen arbitration fees and expenses is being filed as Exhibit 99.2O to this Form 8K.

On January 22, 2003, John Snow resigned from the Board of
Directors in connection with his nomination by President Bush to serve as U.S. Secretary of the Treasury.

Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits.

(c)  Exhibits

Exhibit No.       Description of Exhibit

99.15     Press Release on Amgen arbitration fees and expenses.

99.2O Unaudited consolidated statements of earnings for the fourth quarter and year ended December
          29, 2002




                            SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   JOHNSON & JOHNSON




Date: January 30, 2003        By: /s/ Stephen J. Cosgrove
                              Stephen J. Cosgrove
                              Chief Accounting Officer